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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2003
                                                         -----------------


                            Finlay Enterprises, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                          0-25716                    13-3492802
--------------------------------------------------------------------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)


    529 Fifth Avenue, New York, New York                           10017
  ----------------------------------------                      ----------
  (Address of principal executive offices)                      (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)  Not applicable.

(c)        Exhibits.

           The following exhibit is furnished with this Form 8-K:

           99.1   Finlay Enterprises, Inc. press release dated November 20,
                  2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 20, 2003, Finlay Enterprises, Inc. (the "Registrant") issued a press release to report the Registrant's financial results for the third quarter of fiscal 2003. A copy of the press release is furnished herewith as Exhibit 99.1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINLAY ENTERPRISES, INC.
                                       (Registrant)

Dated:  November 20, 2003                 By: /s/ Bruce E. Zurlnick
                                              -----------------------
                                              Bruce E. Zurlnick
                                              Senior Vice President, Treasurer
                                              and Chief Financial Officer